CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS - USD ($)	3 Months Ended
	Mar. 31, 2019	Mar. 31, 2018
INCOME (LOSS)
Interest income	$ 530,638	$ 21,088
Gain (loss) on marketable equity securities	(14,126)	12,456
Foreign currency gain (loss)	290,266	(1,947)
Total INCOME (LOSS)	806,778	31,597
EXPENSES
Corporate general and administrative (Notes 3 and 9)	1,156,848	1,170,835
Siembra Minera Project costs (Note 7)	1,837,862	581,033
Legal and accounting	380,362	433,803
Arbitration and settlement (Note 3)	84,102	36,635
Equipment holding costs	107,962	275,852
Total EXPENSES	3,567,136	2,498,158
Net loss before income tax	(2,760,358)	(2,466,561)
Income tax expense (Note 10)	0	(599,290)
Net loss and comprehensive loss for the period	$ (2,760,358)	$ (3,065,851)
Net loss per share, basic and diluted	$ (0.03)	$ (0.03)
Weighted average common shares outstanding, basic and diluted	99,395,048	99,395,048